UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2011

Century Next Financial Corporation
(Exact name of registrant as specified in its charter)

Louisiana	000-54133	27-2851432
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 North Vienna Street, Ruston, Louisiana	71270
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 255-3733

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)           Not applicable.

(b)           On May 17, 2011, G. Randall Allison, Vice President, Chief Financial Officer and Secretary of Century Next Financial Corporation (the “Company”) and its wholly-owned subsidiary, Bank of Ruston (the “Bank”), notified the Company and the Bank that he would begin transitioning to a reduced role in financial reporting and accounting and will vacate the position of Chief Financial Officer upon the hiring of a new principal accounting officer.  Mr. Allison will remain as a full time administrative employee with the Company and Bank in his position of Vice President and Secretary.

(c)           Not applicable.
(d)           Not applicable.
(e)           Not applicable.
(f)            Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: May 20, 2011	By:	/s/Benjamin L. Denny
Benjamin L. Denny
President and Chief Executive Officer

3